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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2004

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (801) 584-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

        On December 28, 2004, Myriad Genetics, Inc. announced that it has submitted an Investigational New Drug (IND) application to the FDA to begin a Phase I human clinical trial with MPC-2130 (previously referred to as MPI-176716), a broad-acting inducer of apoptosis in cancer cells. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and is being filed pursuant to this Item 8.01 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits.

  (c)
  The following exhibit is filed with this report:

Exhibit Number	Description
99.1	The Registrant's press release dated December 28, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.
Date: December 28, 2004	By:	/s/ PETER D. MELDRUM Peter D. Meldrum President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	The Registrant's press release dated December 28, 2004.

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  ITEM 8.01 Other Events
  ITEM 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX